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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in this Registration Statement on Amendment No. 1 to Form S-1 of our report dated November 24, 1999 relating to the financial statements of LendingTree, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Financial and Other Data" in such Registration Statement.


PRICEWATERHOUSECOOPERS LLP

Charlotte, North Carolina

January 10, 2000